UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Pernix Therapeutics Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
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PERNIX THERAPEUTICS HOLDINGS, INC.
33219 Forest West Street
Magnolia, Texas 77354

April 29, 2011

To Our Stockholders:

You are cordially invited to join us at our 2011 Annual Meeting of Stockholders to be held at the Houston Airport Marriott at George Bush Intercontinental, 18700 John F. Kennedy Boulevard, Houston, Texas 77032, on June 23, 2011 at 11:00 a.m., local time.  For directions to attend the meeting and vote in person, please visit our proxy website at https://www.iproxydirect.com/PTX.

The attached Notice of Annual Meeting and Proxy Statement describe the matters proposed by your Board of Directors to be considered and voted upon by our stockholders at the 2011 Annual Meeting.

This year, we are taking advantage of the Securities and Exchange Commission’s Notice and Access proxy rule, which allows companies to furnish proxy materials via the Internet as an alternative to the traditional approach of mailing a printed set to each stockholder.  We believe this approach provides you, as our stockholders, the proxy materials you need while reducing printing and postage costs associated with delivery and reducing the environmental impact of our Annual Meeting.  In accordance with these rules, we have sent a Notice of Internet Availability to our stockholders who have not previously elected to receive a printed set of proxy materials.  The Notice contains instructions on how to access our Proxy Statement and Annual Report to Stockholders, as well as how to vote online, by telephone, or in person at the 2011 Annual Meeting.

Your vote is important.  Whether you own relatively few or a large number of shares of our stock, it is important that your shares be represented and voted at the Annual Meeting.  Please vote your shares online or by telephone or, if you requested and received a printed set of proxy materials by mail, by returning the accompanying proxy card.  Further instructions on how to vote your shares can be found in our Proxy Statement.

Thank you for your support of our company.

Sincerely,

Cooper C. Collins
President and Chief Executive Officer

PERNIX THERAPEUTICS HOLDINGS, INC.
33219 Forest West Street
Magnolia, Texas 77354

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2011 Annual Meeting of the Stockholders of Pernix Therapeutics Holdings, Inc., a Maryland corporation (the “Company”), will be held at the Houston Airport Marriott at George Bush Intercontinental, 18700 John F. Kennedy Boulevard, Houston, Texas 77032, on June 23, 2011 at 11:00 a.m., local time, to vote upon the following matters:

•	to elect five directors for a term of one year;

•	to approve the Amended and Restated Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan;

•	to ratify the selection of Cherry, Bekaert & Holland L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

•	to transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on April 25, 2011 are entitled to notice of, and to vote at, the 2011 Annual Meeting.

This year, instead of mailing a printed copy of our proxy materials (including our annual report) to each stockholder of record, we have decided to provide access to these materials via the Internet.  This delivery method reduces the amount of paper necessary to produce these materials, as well as the costs associated with printing and mailing these materials to all stockholders.  Accordingly, on April 29, 2011, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of April 25, 2011 and posted our proxy materials on our website as described in the Notice.  As explained in greater detail in the Notice, all stockholders may access our proxy materials on our website or may request a printed set of our proxy materials.  In addition, the Notice and website provide information on how to request to receive all future proxy materials in printed form or electronically.

Your vote is important.  If you are unable to attend in person and wish to have your shares voted, please vote as soon as possible, whether online, by telephone, or by returning a proxy card sent to you in response to your request for printed proxy materials.

By Order of the Board of Directors

Cooper C. Collins
President and Chief Executive Officer

Magnolia, Texas
April 29, 2011

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF OUR PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 23, 2011.

This proxy statement and our 2011 annual report are available at https://www.iproxydirect.com/PTX

PERNIX THERAPEUTICS HOLDINGS, INC.
33219 Forest West Street
Magnolia, Texas 77354

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why am I receiving these proxy materials?
A:
You are receiving these proxy materials because you owned shares of common stock of our company, Pernix Therapeutics Holdings, Inc. (the “Company”), at the close of business on April 25, 2011, and, therefore, are eligible to vote at the Company’s 2011 annual meeting of stockholders (the “2011 Annual Meeting”).  Our board of directors (the “Board”) is soliciting your proxy to vote at the 2011 Annual Meeting.

Q:	Why did I receive the one-page Notice of Internet Availability of Proxy Materials?
A:
Since we are providing proxy materials to you primarily via the Internet, instead of mailing printed copies to each owner of our common stock, you received a one-page Notice of Internet Availability of Proxy.  The Notice of Internet Availability of Proxy Materials was mailed to stockholders beginning April 29, 2011 and it directs you to a website where you can view our proxy materials, including the proxy statement and our annual report.  If you would like to obtain a paper copy of the proxy materials, including our annual report, please follow the instructions on the Notice of Internet Availability of Proxy Materials.

Q:	On what matters will I be voting?
A:
At the 2011 Annual Meeting, our stockholders will be asked (1) to elect each of our directors to serve a one-year term, (2) to approve the Amended and Restated Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan, and (3) to ratify the appointment of Cherry, Bekaert & Holland, L.L.P., an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2011.

The Board does not know of any matters to be presented at our 2011 Annual Meeting other than those described in this proxy statement.  However, if any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

Q:	Where and when will the meeting be held?
A:	The 2011 Annual meeting will be held at the Houston Airport Marriott at George Bush Intercontinental, 18700 John F. Kennedy Boulevard, Houston, Texas 77032, on June 23, 2011 at 11:00 a.m., local time.

Q:	How can I obtain directions to the meeting?
A:	For directions to the location of our 2011 Annual Meeting, please visit our proxy website at https://www.iproxydirect.com/PTX.

Q:	Who is soliciting my proxy?
A:
Our Board is soliciting your proxy to vote at our 2011 Annual Meeting.  By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares at our annual meeting as you have instructed.

Q:	How many votes may I cast?
A:	Each holder of common stock is entitled to one vote, in person or by proxy, for each share of our common stock held of record on the record date.

Q:	How many votes can be cast by all stockholders?
A:
Our common stock is the only class of security outstanding and entitled to vote at our 2011 Annual Meeting.  As of the record date, we had 22,687,727 shares of common stock outstanding, each of which is entitled to one vote.

Q:	How many shares must be present to hold the meeting?
A:	Our bylaws provide that 50% of the total number of shares of common stock outstanding constitutes a quorum and must be present to conduct a meeting of our stockholders.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:
If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are considered, with respect to those shares, the “stockholder of record.”  The Notice of Internet Availability of Proxy Materials has been directly sent to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.”  The Notice of Internet Availability of Proxy Materials has been forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by following the instructions that they have included with this proxy, if applicable.

Q:	Can my shares be voted if I do not return the proxy card and do not attend the meeting in person?
A:
If you hold shares in street name and you do not provide voting instructions to your broker, bank, or nominee, your shares will not be voted on any proposal for which your broker does not have discretionary authority to vote (a “broker non-vote”).  Brokers generally have discretionary authority to vote shares held in street name on “routine” matters but not on “non-routine” matters.  Proposals to ratify the appointment of the independent auditor are generally considered “routine” matters.  Proposals to elect directors and to approve an equity compensation plan are “non-routine” matters.

If you do not vote the shares held in your name, your shares will not be voted.  However, the Company may vote your shares if you have returned a blank or incomplete proxy card (see “What happens if I return a proxy card without instructions?” below regarding record holders).

Q:	What vote is required to approve each item?
A:
Election of Directors.  Our bylaws provide that directors are elected by a plurality of the votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the annual meeting.  This means that the director nominee with the most votes for a particular slot is elected for that slot.  You may vote “for” all director nominees or withhold your vote for any one or more of the director nominees.  Only votes “for” are counted in determining whether a plurality has been cast in favor of a director.  Abstentions, withheld votes, and broker non-votes will have no effect on the plurality vote for the election of directors.

All Other Matters.  All other matters coming before the annual meeting will be decided by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting, except as otherwise provided by statute, our articles of incorporation, or our bylaws.  This default standard (the affirmative vote of a majority of shares present and entitled to vote at the meeting) applies to the proposal to approve the Amended and Restated Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan and the proposal to ratify the appointment of Cherry, Bekaert & Holland, L.L.P., an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2011.

With respect to any matter that is properly brought before the meeting, the election inspectors will treat abstentions as unvoted.

Q:	How do I vote?
A:	You may vote using any of the following methods:

•   In person at the annual meeting:  You may vote in person at the annual meeting, either by attending the meeting yourself or authorizing a representative to attend the meeting on your behalf.  You may also execute a proper proxy designating that person.  If you are a street holder of shares, you must obtain a proxy from your broker, bank, or nominee naming you as the proxy holder and present it to the inspectors of election with your ballot when you vote at the annual meeting.

•   Other ways to vote:  You may also vote by telephone or online as instructed on the Notice of Internet Availability of Proxy Materials, or by returning a proxy card or voting instruction form sent to you in response to your request for printed proxy materials.

Q:	Once I deliver my proxy, can I revoke or change my vote?
A:
Yes.  You may revoke or change your proxy at any time before it is voted by giving a written revocation notice to our corporate secretary, by delivering timely a proxy with a later date, or by voting in person at the meeting.

Q:	What happens if I return a proxy card without voting instructions?
A:
•   Record holders:  If you are a stockholder of record and return a proxy card without voting instructions, your shares will be voted (1) FOR all the director nominees; (2) FOR the approval of the Amended and Restated Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan; and (3) FOR the ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as our independent auditor for the fiscal year ending December 31, 2011.

•   Street holders:  If you are a beneficial owner of shares and do not give voting instructions to your broker, bank, or nominee, they will only be entitled to vote your shares with respect to “routine” items, such as the proposal to ratify the appointment of the independent auditor.

Q:	Who pays for soliciting proxies?
A:
We are paying for all costs of soliciting proxies.  Our directors, officers, and employees may request the return of proxies by mail, telephone, Internet, telefax, telegram, or personal interview.  We are also requesting that banks, brokerage houses, and other nominees or fiduciaries forward the soliciting material to their principals and that they obtain authorization for the execution of proxies.  We will reimburse them for their expenses.

Q:	Could other matters be considered and voted upon at the meeting?
A:
Our Board does not expect to bring any other matter before the annual meeting and is not aware of any other matter that may be considered at the meeting.  In addition, pursuant to our bylaws, the time has elapsed for any stockholder to properly bring a matter before the meeting.  However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

Q:	What happens if the meeting is postponed or adjourned?
A:	Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until it is voted.

Q:	How can stockholders present proposals for inclusion in our proxy materials relating to our 2012 annual meeting?
A:
Any stockholder who wishes to present a proposal for inclusion in our proxy materials relating to our 2012 annual meeting must give us notice in advance of the meeting in accordance with Exchange Act Rule 14a-8(c) as established by the Securities and Exchange Commission (the “SEC”).  This rule requires that notice must be received by our corporate secretary at our principal executive offices no later than December 30, 2011, although this date will change if the date of our 2012 annual meeting is 30 calendar days earlier or later than June 23, 2012.  Our principal executive offices are located at 33219 Forest West Street, Magnolia, Texas  77354.

All stockholder proposals and recommendations for nomination for director must comply with Article III of our bylaws in order to be eligible for consideration at a stockholders’ meeting.  Any individual recommended by a stockholder as a candidate for director must satisfy the director qualification requirements contained in Article IV of our bylaws in order to serve as a member of our Board.

Stockholders should refer to the bylaws for a complete description of the requirements.  Our bylaws are filed with the SEC and also may be obtained as described under “Corporate Governance – Availability of Corporate Governance Documents.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table describes, as of March 25, 2011, the beneficial ownership of our common stock by each person known to us to be the beneficial owner of five percent or more of our outstanding common stock, other than Cooper C. Collins and James E. Smith, Jr., whose beneficial ownership is reflected in the next chart (“Security Ownership of Directors and Executive Officers”).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class(1)
Brandon Belanger 33219 Forest West Street Magnolia, Texas 77354	2,090,000	(2)	9.21%
Elizabeth E. Bonner Deville 33219 Forest West Street Magnolia, Texas 77354	2,090,000	(3)	9.21%
———————
(1)	Based on 22,687,727 shares of our common stock outstanding on March 25, 2011.

(2)
Based on a Schedule 13D filed on March 9, 2010 with the SEC by Mr. Belanger, who has sole voting and investment power over all shares reported.  Mr. Belanger is employed as our Western United States Director of Sales.

(3)
Based on a Schedule 13D filed on March 9, 2010 with the SEC by Ms. Bonner Deville, who has sole voting and investment power over all shares reported.  Ms. Bonner Deville is employed as our Vice President of Sales and Marketing.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table describes, as of March 25, 2011, the beneficial ownership of our common stock by each of our current directors, each of the named executive officers as listed in the Fiscal 2010 Summary Compensation Table, and all of our current directors and executive officers as a group.

Name of Beneficial Owner	Shares Acquirable within 60 Days upon Exercise of Stock Options	Shares of Restricted Stock(1)	Total Number of Shares Beneficially Owned(2)	Percentage of Class(3)
Directors and Director Nominees
Michael C. Pearce(4)	188,333	35,000	223,333	*
Cooper C. Collins	--	--	9,405,000	41.45%
Anthem Blanchard	8,333	35,000	43,333	*
Jan H. Loeb	48,333	35,000	516,883	2.27%
James E. Smith, Jr.	8,333	35,000	5,284,284	23.28%
Named Executive Officers(5)
Tracy S. Clifford	55,000	--	55,000	*
Michael Venters	50,000	--	50,000	*
All current directors and executive officers as a group (7 persons)	358,332	140,000	15,577,833	67.59%
———————
*	indicates less than 1%

(1)	Each holder of restricted stock has sole voting power but no investment power over the shares he or she beneficially owns.

(2)
The figures in this column includes all shares currently beneficially owned by the respective holder with full voting and investment power, plus any amounts reported in the previous two columns (“Shares Acquirable within 60 Days upon Exercise of Stock Options” and “Shares of Restricted Stock”).

(3)	Based on 22,687,727 shares of our common stock outstanding on March 25, 2011.

(4)
Mr. Pearce served as our President and Chief Executive Officer from September 17, 2077 until March 9, 2010.  Although Mr. Pearce is no longer an executive officer of our Company, he continues to serve as a director and Chairman of our Board.

(5)
Information for Mr. Pearce and Mr. Collins, who were Named Executive Officers for 2010 in addition to Ms. Clifford and Mr. Venters, appears immediately below the caption “Directors and Director Nominees.”

ELECTION OF DIRECTORS
(PROPOSAL 1)

General

Our bylaws provide that the number of directors shall be fixed from time to time by resolution of our Board, and by resolution the Board has set the number of directors at five.  The current term of office of all five of our directors expires at our 2011 Annual Meeting.  At the recommendation of our Nominating Committee, our Board has nominated and proposes re-election of each of our current directors for a new term of office expiring at our 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below.  In the event that any nominee is unable or declines to serve as a director at the time of our meeting, the proxies will be voted for any nominee designated by our current Board to fill the vacancy.  We do not expect that any nominee will be unable or will decline to serve as a director.  Under our bylaws, directors are elected by plurality vote.

Director Nominees

The following table sets forth certain information regarding our nominees for election as directors, including whether each has been determined by our Board to be “independent” as defined by the listing standards of the NYSE Amex, his age, and how long he has served as a director of our Company.

Name & Age	Director Since	Independent
Michael C. Pearce, 49	2007	No
Cooper C. Collins, 31	2010	No
Anthem Blanchard, 31	2010	Yes
Jan H. Loeb, 52	2006	Yes
James E. Smith, Jr. 58	2010	Yes

Biographic information for each director nominee is detailed below under “Biographies of Director Nominees.”  Each director nominee’s biography contains information regarding that person’s service as a director, business experience, other directorships held currently or at any time during the last five years, and the experiences, qualifications, attributes, or skills that led the Nominating Committee and our Board to determine that the person should serve as a director for our Company.

The Board unanimously recommends a vote FOR each of the nominees listed above.

Director Nominations and Considerations

The Nominating Committee has established the following minimum qualifications that any prospective director nominee must satisfy before the Committee will recommend his or her nomination to our Board:

•	Director nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

•
Director nominees should have experience and the ability to exercise sound judgment in matters that relate to the current and long-term objectives of our Company and should be willing and able to contribute positively to the decision-making process of our Company.

•	Director nominees should have a commitment to understand our Company and its industry and to regularly attend and participate in meetings of our Board and its committees.

•
Director nominees should have the interest and ability to understand and consider the sometimes conflicting interests of the various constituencies of our Company, which include stockholders, employees, customers, governmental units, creditors and the general public, while remaining focused on acting in the interests of our stockholders.

•
Director nominees should not have, nor appear to have, a conflict of interest that would impair the director nominee’s ability to represent the interests of our stockholders and to fulfill the responsibilities of a director.

In addition to these minimum qualifications, the Nominating Committee will only recommend a director nominee to our Board if, following the election or appointment of that nominee:

•	A majority of the Board of Directors will be independent under the rules of the NYSE Amex.

•	Each of the Audit, Compensation and Nominating Committees of the Board of Directors will be comprised entirely of independent directors.

•
At least one member of the Audit Committee will have the experience, education, and other qualifications necessary to qualify as an “audit committee financial expert” as defined by the rules of the SEC.

Please see “The Board of Directors and Board Committees – Director Independence and Board Leadership Structure” for more information regarding the determination of director independence.

Consideration of Candidates Recommended by Stockholders

Our Board is open to suggestions from our stockholders on candidates for election to the Board.  All nominations of candidates for election as directors must comply with Article III of our bylaws, which are on file with the SEC and available as described under “Corporate Governance – Availability of Corporate Governance Documents.”  To serve as a member of our Board, nominees must satisfy the director qualification requirements detailed in Article IV of our bylaws as well as any established by the Nominating Committee (current qualifications are detailed above under “Director Nominations and Considerations”).  The Nominating Committee’s policy is to consider director candidates recommended by stockholders on the same basis and in the same manner as it considers all other director candidates.

A stockholder may nominate a candidate for election as a director by sending the information relating to such person that is required to be disclosed in solicitation of proxies for the election of directors that is required by Regulation 14A of the Securities Exchange Act of 1934, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director.

The information should be sent to the committee addressed as follows:  Corporate Secretary, Pernix Therapeutics Holdings, Inc., 33219 Forest West Street, Magnolia, Texas 77354.  In accordance with our bylaws, the nomination must be delivered, by personal delivery or first class mail, to this address (our principal executive offices), and must be received no earlier than 120 days prior and no later than 90 days prior to the anniversary date of the previous year’s annual meeting.

Biographies of Director Nominees

In choosing our directors, we have sought persons with the highest personal and professional ethics, integrity, and values, who can commit themselves to representing the long-term interests of our stockholders.  Our directors must also have an inquisitive and objective perspective, practical wisdom, and mature judgment.  Our directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serve on our Board for an extended period of time.  In addition to these attributes, each of our directors has a strong and unique background and experience that led us to conclude that he should serve as a director of our Company.  These qualifications are set forth below in each director’s biography.  Additionally, in determining the composition of our Board, we consider the director independence and committee requirements of NYSE Amex rules and all legal requirements.

Michael C. Pearce currently serves as the Chairman of our Board.  He is a private investor with emphasis on the cleantech and healthcare industries.  He has been a director of the Company since September 17, 2007 and Chairman since December 17, 2007.  From his appointment as Chairman until the March 2010 merger of GTA and Pernix, Mr. Pearce served as our Chief Executive Officer and President.  Over the course of twenty-five years, he has been employed in various technology industry management positions.  From late 1999 through 2001, he served as Chief Executive Officer of iEntertainment Network during a corporate restructuring.  From 1996 to 1998, he served as Senior Vice President of Sales and Marketing of publicly-traded VocalTec Communications, returning in 1999 in a consulting capacity to its Chairman on matters pertaining to strategic alternatives, business development, and mergers and acquisitions.  From 1983 to 1996, he was employed in various technology industry management positions, including Senior Vice President of Sales and Marketing at Ventana Communications, a subsidiary of Thomson Corporation; Vice President of Sales at Librex Computer Systems, a subsidiary of Nippon Steel; and National Sales Manager at Hyundai Electronics America.  From 1979 to 1983, he attended Southern Methodist University.  Mr. Pearce has served on the board of directors of Reliability, Inc., Swiss Precision Corporation, and AVP, Inc., and he currently serves on the board of Spatializer Audio Laboratories, Inc.

Relevant Experience:
•	Public company management
•	Strategic planning
•	Business development

Cooper C. Collins was appointed President and Chief Executive Officer and a director of our Company effective with the close of the merger between GTA and Pernix on March 9, 2010.  Mr. Collins joined Pernix in 2002.  He was appointed a director of Pernix in January 2007, Pernix’s President in December 2007, and Pernix’s Chief Executive Officer in June 2008, serving in those three capacities until the closing of the merger on March 9, 2010.  From December 2005 to December 2007, Mr. Collins served as Vice President of Business and Product Development of Pernix, and from December 2003 to December 2005, he served as Pernix’s Territory Manager.  Over Mr. Collins’ tenure as an executive with Pernix, he has been responsible for increasing the overall growth, profitability and efficiency of the organization, overseeing product development and acquisitions, and managing the capital structure of Pernix.  Before joining Pernix, Mr. Collins was employed by the NFL franchise the New Orleans Saints in their media relations department.  Mr. Collins received a Bachelor of Arts from Nicholls State University while on a football scholarship and additionally received a Master of Business Administration from Nicholls State University.

Relevant Experience:
•	Operational knowledge of our business
•	Sales and marketing knowledge and experience
•	Strategic planning

Anthem Hayek Blanchard has been a director of the Company since March 9, 2010 and serves as Chairman of the Company's Nominating Committee and as a member of the Company’s Audit and Compensation Committees.  From September 2008 through July 2010, Mr. Blanchard served as CEO of nuMetra, Inc., a software manufacturer enabling network carriers to offer IPTV service to consumers via delivery of broadband across the Internet.  From September 2002 through August 2008, Mr. Blanchard served as one of the founding members of online precious metal retailer and currency provider GoldMoney.com in the role of Director of Strategic Development & Marketing.  During his tenure at GoldMoney, Mr. Blanchard identified and served in an advisory role to several entrepreneurs in the precious metal industry, including Robert Kiyosaki’s Rich Dad Precious Metals Expert, author Michael Maloney of GoldSilver.com, and author Trace Mayer, J.D. of RunToGold.com.  Mr. Blanchard holds a Bachelor of Business Administration in Finance & Accounting from Emory University.

Relevant Experience:
•	Emerging company management
•	Business development
•	Financial expertise

Jan H. Loeb has been an independent director of the Company under the rules of the NYSE Amex since November 17, 2006 and Chairman of the Company’s Audit Committee since October 10, 2007.  He is the Audit Committee’s financial expert and also serves on the Company’s Nominating and Compensation Committees. Mr. Loeb is currently a portfolio manager for Leap Tide Capital Management, Inc., a position he has held since February 2005.  From February 2004 through January 2005, Mr. Loeb was a portfolio manager for Chesapeake Partners.  From January 2002 through December 2004, Mr. Loeb was a Managing Director of Jefferies & Company, Inc., an investment banking firm based in New York City.  From 1994 through 2001, Mr. Loeb was a Managing Director of Dresdner Kleinwort and Wasserstein, Inc., an investment banking firm based in New York City, which was formerly known as Wasserstein Perella & Co., Inc.  Mr. Loeb also serves on the board of directors of American Pacific Corporation, a chemical and aerospace corporation, and TAT Technologies, LTD, which provides services and products to the military and commercial aerospace and ground defense industries.  In addition, Mr. Loeb serves on the boards of numerous charitable organizations.  Mr. Loeb holds a Bachelor of Business Administration from Bernard M. Baruch College.

Relevant Experience:
•	Financial expertise
•	Public company management
•	Audit Committee experience

James E. (“Jim”) Smith, Jr. currently serves as the Chairman of the Company’s Compensation Committee and as a member of the Company’s Nominating Committee.  He served as Chairman of the board of Pernix from June 2008 until March 9, 2010, when he became a director of our Company upon the close of the merger between GTA and Pernix.  Mr. Smith has also served as the managing partner of Stewart Title of Louisiana since 1987.  Prior to joining Stewart Title, Mr. Smith founded Smith Law Firm, where he practiced from 1984 to 1987.  Before founding the Smith Law Firm in 1984, Mr. Smith was a staff attorney for the Federal Energy Regulatory Commission of the U.S. Department of Energy from 1978 to 1980.  From 1980 to 1983, he was Corporate Counsel for T. Smith & Son, Inc. Mr. Smith received his undergraduate degree from Boston College in 1975.  He attended Cambridge University in England where he received an L.L.B. in 1978 and earned an L.L.M. in 1980 from George Washington University.  Mr. Smith also obtained postgraduate legal training in admiralty law at Tulane University.  Mr. Smith practices before the U.S. District Court for the Eastern District of Louisiana, the U.S. Court of Appeals for the Fifth Circuit, the U.S. Tax Court and the Supreme Court of Louisiana.  He is a member of the New Orleans Bar Association, Louisiana State Bar Association (sections on Real Estate, Business, and Corporate Law), American Bar Association (sections on Real Estate, Corporations, Banking and Business Law, and Tax Law), Board of Trustees of the International Association of Gaming Attorneys, and the American Bar Association Committee on Gaming Law.  Mr. Smith also serves as a director of various private corporations.

Relevant Experience:
•	Legal expertise
•	Private company management
•	Operational knowledge of our Company

The Board unanimously recommends a vote FOR each of the five nominees listed above.

CORPORATE GOVERNANCE

Our Board and management have adopted corporate governance practices designed to aid in the fulfillment of their respective duties and responsibilities to our stockholders.  Together, our articles of incorporation, bylaws, code of business conduct and ethics, and Board committee charters, form the framework for the governance of our Company.  Copies of these documents are available as described below under “Availability of Corporate Governance Documents.”

Code of Business Conduct and Ethics

We have a written Code of Conduct and Ethics that applies to the directors, officers, and employees of, and consultants and contractors to, the Company and its subsidiaries, including the Company’s Chief Executive Officer and Chief Financial Officer.  The Code of Business Conduct and Ethics is a set of policies on key integrity issues that will encourage representatives of the Company to act ethically and legally.  It includes the Company’s policies with respect to conflicts of interest, compliance with laws, insider trading, corporate opportunities, competition and fair dealing, discrimination and harassment, health and safety, record-keeping, confidentiality, protection and proper use of Company assets, payments to government personnel and reports to and communications with the SEC and the public.  Any waivers of the Code of Ethics for directors or executive officers must be approved by our Board and disclosed in a Form 8-K filed with the SEC within four days of the waiver.

Directors’ and Officers’ Insurance

We maintain directors’ and officers’ liability insurance to insure our officers and directors against claims arising out of an alleged wrongful act while acting as directors and officers of the Company, and to insure the Company to the extent that we have indemnified the directors and officers for such loss.

Indemnification

Our articles provide that we will indemnify our directors and officers against certain liabilities to the fullest extent permitted under applicable law.  The articles also provide that our directors and officers will be exculpated from monetary damages to us to the fullest extent permitted under applicable law.

Availability of Corporate Governance Documents

You may access our articles of incorporation, our bylaws, our Code of Business Conduct and Ethics, all committee charters, and other corporate governance documents under “Corporate Governance” in the “Investor Relations” section of our website at http://www.pernixtx.com.  You also may request printed copies, which will be mailed to you without charge, by writing to us in care of our Corporate Secretary, Pernix Therapeutics Holdings, Inc., 33219 Forest West Street, Magnolia, Texas 77354.

Communications with the Board, Committees, or Individual Directors

Stockholders and other interested parties may communicate with our Board or specific members of our Board, including the members of our various Board committees, by submitting a letter addressed in care of the Board of Directors at the Company’s principal executive offices:  Pernix Therapeutics Holdings, Inc., 33219 Forest West Street, Magnolia, Texas 77354.  Any stockholder communication addressed in this manner will be delivered, unopened, to the director to whom it is addressed, or to the Chairman if addressed to the Board.

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Our bylaws authorize our Board to appoint one or more committees, each consisting of one or more directors.  Our Board has established three standing committees:  an Audit Committee, a Compensation Committee and a Nominating Committee.  Our Board has adopted a charter for each committee, which describes the authority and responsibilities delegated to that committee by the Board.  These charters are available as described under “Corporate Governance – Availability of Corporate Governance Documents.”

Director Independence and Board Leadership Structure

As required by our articles, our bylaws, and the rules of NYSE Amex, our Board consists of a majority of independent directors.  Periodically, and at least annually in connection with its annual recommendation to the Board of a slate of director nominees, the Nominating Committee of our Board reviews the independence of the Board’s current members (and director nominees who are not current members) and reports its findings to the full Board.  Our Board then considers all relevant facts and circumstances in making an independence determination, including an analysis from the standpoint of the director and from that of persons or organizations with which the director has an affiliation.

Our Board has determined that three of our five directors are independent under NYSE Amex rules.  Neither Mr. Collins, our current chief executive officer, nor Mr. Pearce, who served as our chief executive officer prior to the merger between GTA and Pernix, qualifies as independent.  Mr. Pearce is no longer employed by our Company; however, he currently serves as Chairman of our Board.

Our Board has determined that separating the roles of Chief Executive Officer and Chairman is in the best interest of stockholders at this time.  This structure has been particularly useful given the March 9, 2010 merger between GTA and Pernix that resulted in the formation of our Company, the appointment of a new Chief Executive Officer, and resulting significant changes in the Company’s strategic direction.  The structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for our Board.

We schedule executive sessions at which our independent directors meet without the presence or participation of management.  The Chairs of the Audit Committee, Compensation Committee, Nominating Committee each act as presiding director of such executive sessions on a rotating basis.

Board and Committee Meetings

Our Board met seven times in fiscal year 2010.  All members of our Board during fiscal year 2010 either attended or participated by telephone in 100% of the total number of meetings of the Board and of the Board committees of which he was a member.

We encourage our directors to attend every annual meeting of stockholders.  Our bylaws require that we schedule a meeting of the Board on the same day as our annual meeting of stockholders, which facilitates our directors’ attendance at the annual meeting.  Each of our five directors attended the 2010 annual meeting.

The current members of each committee are identified in the following table, which also indicates the number of meeting each committee held in fiscal 2010.  The role of each committee is discussed in detail below.

Board Committee(2)
Director	Audit	Compensation	Nominating
Anthem Blanchard	X	X	Chair
Jan H. Loeb	Chair	X	X
James E. Smith, Jr.		Chair	X
Number of Meetings in 2010	6	6	01
———————
(1)
The nominating committee did not meet in fiscal 2010 as 2010 board composition was negotiated and expressly included in the agreement and plan of merger dated October 6, 2009 between Pernix Therapeutics, Inc. and Golf Trust of America, Inc.  By unanimous consent dated June 11, 2010, the nominating committee ratified, confirmed and approved the composition of the board and recommended it for approval at our 2010 annual meeting.

(2)
In addition to the audit, nominating and compensation committees, a special committee comprised exclusively of independent directors was formed in fiscal 2010 for the purpose of evaluating our purchase of 100% of the membership interest in Macoven Pharmaceuticals. The special committee held two meetings on July 8, 2010 and August 30, 2010, respectively, and committee members received no additional compensation for their service on the special committee.

The Audit Committee

Under its charter, the Audit Committee’s responsibilities include:

•	The appointment, compensation, retention, evaluation and oversight of the work of the Company’s independent registered public accounting firm.

•	Reviewing the experience and qualifications of the senior members and lead partner of the independent registered public accounting firm.

•	Reviewing, evaluating and approving the annual engagement proposal of the independent registered public accounting firm.

•	The pre-approval of all auditing services and all non-audit services permitted to be performed by the independent registered public accounting firm.

•	Determining the independence of the Company’s independent registered public accounting firm.

•	Reviewing any audit problems or difficulties the independent registered public accountants may encounter in the course of their audit work.

•	Reviewing all proposed “related person” transactions for potential conflict-of-interest situations.

•
Reviewing and discussing with management and the Company’s independent registered public accounting firm annual audited financial statements, quarterly financial statements, material accounting principles applied in financial reporting and any other release of financial information.

•	Reviewing and discussing with management the Company’s policies with respect to risk assessment and risk management.

•
Reviewing the integrity, adequacy, and effectiveness of the Company’s accounting and financial controls, both internal and external, with the assistance of management and the Company’s independent registered public accounting firm.

•
Discussing with the Chief Executive Officer and Chief Financial Officer of the Company the processes involved in, and any material required as a result of, their Annual Report on Form 10-K and Quarterly Report on Form 10-Q certifications regarding the operation of the internal controls of the Company.

•	Reviewing reports from management and the independent registered public accountants relating to the status of compliance with laws, regulations, and internal procedures.

•
Approving and monitoring the Company’s compliance with the Company’s Code of Business Conduct and Ethics, which covers the conduct and ethical behavior of the directors, officers, and employees of, and consultants and contractors to, the Company and its subsidiaries.

•	Establishing procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company.

Our Audit Committee is also responsible for any audit reports the SEC requires us to include in our proxy statements.  In this proxy statement, the requisite report may be found under the heading, “Audit Committee Report.”

Each member of our Audit Committee also meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act of 1934, as amended.  Mr. Loeb was appointed Chairman of the Audit Committee on October 10, 2007.  None of the members of our Audit Committee has participated in the preparation of our consolidated financial statements or those of our subsidiaries during the past three years, and all are able to read and understand fundamental financial statements and are financially literate under the applicable rules of the NYSE Amex.  Our Board has determined that Mr. Loeb is an “audit committee financial expert” under SEC rules.

Compensation Committee.

Under its charter, the Compensation Committee’s responsibilities include:

•	Reviewing the compensation practices and policies of the Company to ensure they provide appropriate motivation for corporate performance and increased stockholder value.

•	Approving (or recommending, where stockholder approval is required) any adoption, amendment or termination of compensation programs and plans.

•	Overseeing the administration of the Company’s compensation programs and plans, including the determination of the directors and employees who are to receive awards and the terms of those awards.

•	Conducting periodic surveys of compensation practices of comparable companies.

•	Conducting an annual review and approval of compensation and benefits to directors and senior executives.

•	Reviewing and approving the Company’s policies and procedures with respect to expense accounts and perquisites.

•	Reviewing and approving annual corporate goals and objectives for our Chief Executive Officer.

•
Reviewing the performance of our Chief Executive Officer with regard to such goals and objectives with the independent members of our Board and communicating to our Chief Executive Officer the Board’s evaluation of his performance.

•
Reviewing and recommending to the Board of Directors the “Compensation Discussion and Analysis” if required to be included, as applicable, in our Annual Report on Form 10-K, annual proxy statement, or any information statement.

•	Composing the “Compensation Committee Report,” if required to be included in our annual proxy statement.

•	Analyzing and making recommendations to our Board regarding the directors’ and officers’ indemnification and insurance matters.

•	Conducting an annual performance evaluation of the Compensation Committee.

Nominating Committee.

Under its charter, the Nominating Committee’s responsibilities include:

•	Establishing criteria for selecting new directors.

•	Considering and recruiting candidates to fill new positions on our Board, including any candidate recommended by the stockholders.

•	Conducting appropriate inquiries to establish a candidate’s compliance with the qualification requirements established by the Nominating Committee.

•	Assessing the performance, contributions, and qualifications of individual directors, including those directors slated for re-election.

•	Recommending director nominees for approval by our Board.

•	Evaluating the performance of our Board as a whole and of the Nominating Committee at least annually.

•
Reviewing and making recommendations to our Board with respect to any proposal properly presented by a stockholder for inclusion in our annual proxy statement (which may be referred to any other Board committee as appropriate in light of the subject matter of the proposal).

Other Committees

Our Board may, from time to time, form other committees as circumstances warrant.  Any additional committees will have authority and responsibility as may be delegated by our Board, to the extent permitted by our articles, our bylaws, and Maryland law.

DIRECTOR COMPENSATION

Fiscal 2010 Director Compensation

The table below details all compensation the Company paid to our independent directors during fiscal year 2010.  Information regarding compensation paid to each of Messrs. Pearce and Collins as employees, who were Named Executive Officers as well as directors for 2010, may be found in the Summary Compensation Table.  Mr. Collins does not receive any compensation other than in his capacity as our employee.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Option Awards(3) ($)	All Other Compensation ($)		Total ($)
Anthem H. Blanchard	43,950	99,500	63,311	--		206,761
Jan H. Loeb	47,630	99,500	63,311	--		210,441
Michael C. Pearce	52,903	99,500	63,311	7,815	(4)	215,714
James E. Smith, Jr.	38,253	99,500	63,311	--		201,064
__________________

(1)
Messrs. Jonathan M. Couchman, Jay Gottlieb, and William Vlahos served as directors of GTA until the closing date of the merger between GTA and PTX.  For services rendered as a GTA director during fiscal 2010, each of them received $3,681, $3,681, and $3,180, respectively, in pro-rated fees.

(2)	Amounts in this column reflect the aggregate grant date fair value of all stock awards paid to our directors in fiscal 2010, computed in accordance with FASB ASC Topic 718.

(3)
Amounts in this column reflect the aggregate grant date fair value of all option awards paid to our directors in fiscal 2010, computed in accordance with FASB ASC Topic 718, using the Black-Scholes option model.  For information regarding the assumptions made by us in valuing these option awards, see Note 17 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(4)	Mr. Pearce’s “All Other Compensation” figure represents health insurance benefits paid by the Company.

Fiscal 2010 Director Compensation

On March 10, 2010, following the consummation of the merger between GTA and Pernix, each of the Company’s non-executive directors received a grant of options to purchase 25,000 shares of our common stock and a grant of 25,000 shares of restricted stock.  The options and the restricted stock each vest one-third per year on the first three anniversaries of the grant date.  The options were granted at the consolidated, reverse-split-adjusted closing price of $3.98 per share on March 9, 2010, the date of the most recently-completed trading session preceding the grant date.

In addition, our Board approved the following new compensation program for our non-management directors, which consists of cash and equity compensation as follows:

Annual Cash Compensation (paid quarterly):
•	$30,000 per director
•	additional $35,000 for the non-executive Chairman of the Board
•	additional $7,000 for each committee on which the director serves (except as chairman)
•	additional $10,000 for each committee on which the director serves as chairman

Equity Compensation:
•	annual grant of 25,000 shares of restricted stock, vesting over a three-year period
•	annual grant of options to purchase 25,000 shares of common stock, vesting over a three-year period

EXECUTIVE COMPENSATION

Fiscal 2010 Summary Compensation Table

The following table presents information regarding the total compensation for fiscal years 2010 and 2009 for our Named Executive Officers:

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)

Cooper C. Collins	2010	290,000	300,000	-	40,155(5)	630,155
President and Chief Executive Officer	2009	270,500	395,000	-	151,530	817,030

Tracy S. Clifford	2010	143,060	100,000	181,392	34,187(6)	458,639
Chief Financial Officer, Secretary and Treasurer	2009	112,747	7,100	5,350	16,418	141,615

Michael Venters(3)	2010	208,000	180,000	362,784	40,559	791,343
Vice President of Corporate Development	2009	200,000	200,000	-	20,496	420,496

Michael C. Pearce(4)	2010	37,500	-	-	130,623	168,123
Former President and Chief Executive Officer of GTA, Current Chairman of the Board of Directors	2009	180,000	-	45,474	22,005	247,479
________________

(1)
Cash bonuses are awarded to our executive officers to reward commendable performance of specially designated tasks or outstanding performance of assigned responsibilities.  Bonuses are discretionary and are not calculated or paid according to a formula or specific time frame or schedule.

(2)
Amounts in this column reflect the aggregate grant date fair value of all option awards paid to our directors in fiscal 2010, computed in accordance with FASB ASC Topic 718, using the Black-Scholes option model.  For information regarding the assumptions made by us in valuing these option awards, see Note 17 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010. For details on the terms of these awards, please see “Outstanding Equity Awards.”

(3)
As of September 30, 2010, Mr. Venters is no longer an executive officer of the Company, although he continues to be our employee.  Mr. Venters’ 2010 “All Other Compensation” figure includes (i) auto allowance, (ii) medical and dental insurance coverage, and (iii) our contributions to his 401(k) account.

(4)
Effective March 9, 2010, at the close of the merger of GTA and Pernix, Mr. Pearce resigned as President and Chief Executive Officer but continues to serve as the non-executive Chairman of our Board.  His “Salary” column reflects all compensation paid by GTA for his employment through March 9, 2010.  Mr. Pearce’s 2010 “All Other Compensation” figure includes (i) auto allowance, (ii) medical and dental coverage, (iii) the payout of accrued vacation from GTA, and (iv) a severance payment of $92,400.

(5)	For Mr. Collins, his 2010 “All Other Compensation” figure includes (i) auto allowance, (ii) medical and dental insurance coverage, and (iii) our contributions to his 401(k) account.

(6)
For Ms. Clifford, her 2010 “All Other Compensation” figure includes (i) auto allowance, (ii) medical and dental insurance coverage, (iii) our contributions to her 401(k) account, (iv) a non-cash trip incentive, and (v) the pay-out of accrued vacation time in transferring her employment from GTA to Pernix.

Employment Agreements with Executive Officers

Mr. Collins.  Pernix entered into a three-year employment agreement with Mr. Collins on June 1, 2008, which was assumed by our combined Company in connection with the merger between Pernix and GTA on March 9, 2010.  Under the agreement, Mr. Collins receives an annual base salary of $264,000 (which was subsequently increased to $295,000), and is eligible to receive bonus payments in such amounts as our Board may determine.

In the event Mr. Collins terminates this agreement prior to May 31, 2011, or we terminate the agreement for cause, Mr. Collins is required to pay us a termination fee equal to 10% of his annual base salary, plus 10% of the aggregate amount of bonus payments received by him under the terms of the agreement.  Mr. Collins is entitled to an amount equal to the unpaid portion of his annual base salary, less all required deductions, if we terminate his employment without cause.  The agreement prohibits Mr. Collins from competing with our Company for two years after termination of employment.

Ms. Clifford.  Ms. Clifford is not subject to a written employment agreement with us.

Mr. Venters.  In December 2008, Pernix entered into an employment agreement with Mr. Venters that continued through December 31, 2009, and automatically renews for one year terms thereafter unless otherwise terminated by either party pursuant to the terms of the agreement.  Our combined Company assumed this employment agreement in connection with the merger on March 9, 2010.

Under the agreement, Mr. Venters receives an annual base salary of $200,000 (which was increased to $208,000 effective January 1, 2010).  If he is terminated without cause, we would be required to pay Mr. Venters one year’s base salary, as well as health insurance for one year.

Mr. Pearce.  As a result of the merger between Pernix and GTA, Mr. Pearce’s employment with the Company terminated on March 9, 2010 and he received severance compensation equal to 50% of his annual base salary (or $90,000), as well as continued health benefits for six months.  In addition, all of Mr. Pearce’s outstanding unvested stock options vested.  Although he is no longer an employee, Mr. Pearce continues to serve as Chairman of the Board of our Company.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards of each of the named executive officers of the Company as of December 31, 2010.

Outstanding Equity Awards at December 31, 2010
Name	Securities Underlying Unexercised Options			Option Exercise Price ($)	Option Expiration Date
	(#) Exercisable	(#) Unexercisable
Cooper C. Collins	--	--		--	--
Tracy S. Clifford	25,000	--		3.80	3/9/2013
	5,000	--		2.20	3/9/2013
		75,000	(1)	3.73	5/12/2020
Michael Venters	--	150,000	(1)	3.73	5/12/2020
Michael C. Pearce	137,500	--		4.20	3/9/2013
	42,500	--		2.20	3/9/2013
	--	25,000	(2)	3.98	3/10/2020
———————
(1)	These options, which were granted on May 12, 2010, will vest one-third per year on May 12 of 2011, 2012, and 2013.

(2)
Mr. Pearce, who is no longer an executive officer but remains a member of our Board, was awarded these options on March 10, 2010 for his board service.  He also received 25,000 shares of restricted stock as part of his director compensation.  One-third of these options and the shares of restricted stock vested on March 10, 2011 and the remaining two-thirds of each award will vest in equal installments on March 10 of 2012 and 2013.

Equity Compensation Plan Information

The following table sets forth information with respect to our common stock that has been authorized for issuance under all of the Company’s equity compensation plans as of December 31, 2010.  The Company does not have any equity compensation plans that were not approved by its stockholders.

Equity Compensation Plans at December 31, 2010
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Stockholders
Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan	766,000	(1)	$3.81	2,817,787
Pernix Therapeutics Holdings, Inc. 2010 Employee Stock Purchase Plan	---		---	1,000,000
Total	766,000		$3.81	3,817,787
———————
(1)
This figure does not includes 260,000 options, in the aggregate, issued under GTA’s 2007 Stock Incentive Plan and GTA’s 1997 Non-Employee Directors’ Plan, which were assumed by Pernix in the reverse merger transaction on March 9, 2010.  The weighted-average exercise price of all of the outstanding options under those plans is $4.02.

PROPOSAL TO APPROVE THE
AMENDED AND RESTATED
PERNIX THERAPEUTICS HOLDINGS, INC. 2009 STOCK INCENTIVE PLAN
(PROPOSAL 2)

General

Our Board believes that our growth depends upon the efforts of our officers, directors, employees, consultants, and advisors and that the Amended and Restated Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan (the “Amended and Restated Plan”) will provide an effective means of attracting and retaining qualified key personnel while encouraging long-term focus on maximizing stockholder value.  The Amended and Restated Plan, which is an amendment and restatement of the Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive (the “2009 Plan”), has been adopted by the Board, subject to approval by our stockholders at the 2011 Annual Meeting.  The principal features of the Amended and Restated Plan are summarized below.  This summary is qualified in its entirety, however, by reference to the Amended and Restated Plan, which is attached to this Proxy Statement as an Appendix.

Purpose of the Proposal

We are seeking to amend and restate the 2009 Plan in order to (1) increase the number of issuable shares from 3,683,787 to 5,000,000, (2) increase the number of shares issuable as full-value awards from 1,500,000 to 3,000,000, (3) add a maximum dollar value limitation on certain awards to any one person in a given year, and (4) extend the term of the 2009 Plan to June 23, 2021, which is 10 years after the 2011 Annual Meeting.  The 2009 Plan was adopted by the GTA Board and approved by GTA stockholders at a special meeting on March 8, 2010.

We believe that providing officers, directors, employees, consultants and advisors with a proprietary interest in the growth and performance of our Company is crucial to stimulating individual performance while at the same time enhancing stockholder value.  While we believe that employee equity ownership is a significant contributing factor in achieving superior corporate performance, we recognize that increasing the number of available shares under incentive plans may potentially dilute the equity ownership of our current stockholders.  Accordingly, we have chosen to increase the number of shares under the 2009 Plan rather than to adopt a new plan.  If the Amended and Restated Plan is not approved, we will continue to use the shares currently available under the 2009 Plan.  We believe that the Amended and Restated Plan will be integral to our continued ability to attract, retain, and motivate key personnel and Board members in a manner aligned with the interests of stockholders.

Terms of the Amended and Restated Plan

Administration of the Amended and Restated Plan.  The Compensation Committee of the Board (the “Committee”) will generally administer the Amended and Restated Plan, and has the authority to make awards under the Amended and Restated Plan, including setting the terms of the awards.  The Committee will also generally have the authority to interpret the Amended and Restated Plan, to establish any rules or regulations relating to the Amended and Restated Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for proper administration of the Amended and Restated Plan.  Subject to the limitations specified in the Amended and Restated Plan, the Committee may delegate its authority to appropriate officers of our Company with respect to grants to employees or consultants who are not subject to Section 16 of Exchange Act or Section 162(m) of the Internal Revenue Code (the “Code”).

Eligibility.  Key employees, officers, and directors of the Company and our consultants or advisors will be eligible to receive awards (“Incentives”) under the Amended and Restated Plan.  We anticipate that two officers and four non-employee directors (“Outside Directors”) will be eligible to receive Incentives under the Amended and Restated Plan, all of whom are currently eligible to participate in the 2009 Plan.  Incentives under the Amended and Restated Plan may be granted in any one or a combination of the following forms:  incentive stock options under Section 422 of the Code, non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards.  Each of these types of Incentives is discussed in more detail in “Types of Incentives” below.

Shares Issuable through the Amended and Restated Plan.  A total of 5,000,000 shares of our common stock, $0.01 par value per share (our “Common Stock”) are authorized for issuance under the Amended and Restated Plan, representing approximately 22% of the outstanding shares of the Company’s Common Stock.  The closing price of a share of our Common Stock, as quoted on the NYSE Amex on April 25, 2011, was $11.94.

Limitations and Adjustments to Shares Issuable under the Amended and Restated Plan.  Incentives relating to no more than 1,100,000 shares of our Common Stock may be granted to a single participant in any fiscal year.  A maximum of 3,000,000 shares may be granted under the Amended and Restated Plan as restricted stock, restricted stock units, or other stock-based awards (“full value awards”).  In addition, grants of full value awards are generally subject to minimum vesting periods, except that grants of up to an aggregate of 1,000,000 shares may be made without compliance with these minimums.  These minimum vesting periods, as well as certain exceptions, are discussed below under “Restricted Stock.”

For purposes of determining the maximum number of shares of Common Stock available for delivery under the Amended and Restated Plan, shares that are not delivered because an Incentive is forfeited, canceled, or settled in cash will not be deemed to have been delivered under the Amended and Restated Plan.  With respect to stock appreciation rights paid in shares, all shares to which the stock appreciation rights relate are counted against the Amended and Restated Plan limits, rather than the net number of shares delivered upon exercise of the stock appreciation rights.

Proportionate adjustments will be made to all of the share limitations provided in the Amended and Restated Plan, including shares subject to outstanding Incentives, in the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares, or other change in the shares of common stock, and the terms of any Incentive will be adjusted to the extent appropriate to provide participants with the same relative rights before and after the occurrence of any such event.

Amendments to the Amended and Restated Plan.  The Board may amend or discontinue the Amended and Restated Plan at any time.  However, our stockholders must approve any amendment to the Amended and Restated Plan that would:

•	materially increase the benefits accruing to participants,

•	materially increase the number of shares of Common Stock that may be issued through the Amended and Restated Plan,

•	materially expand the classes of persons eligible to participate,

•	expand the types of awards available for grant,

•	materially extend the term of the Amended and Restated Plan,

•	materially reduce the price at which common stock may be offered through the Amended and Restated Plan, or

•	permit the repricing of an option or stock appreciation right.

Duration of the Amended and Restated Plan.  No Incentives may be granted under the Amended and Restated Plan after June 23, 2021.

Types of Incentives.  Each of the types of Incentives that may be granted under the Amended and Restated Plan is described below:

Stock Options. A stock option is a right to purchase shares of Common Stock from the Company.  The Committee will determine the number and exercise price of the options, and the time or times that the options become exercisable, provided that the option exercise price may not be less than the fair market value of a share of Common Stock on the date of grant, except for an option granted in substitution of an outstanding award in an acquisition transaction.  The term of an option will also be determined by the Committee, but may not exceed ten years.  The Committee may accelerate the exercisability of any stock option at any time.  As noted above, the Committee may not, without the prior approval of our stockholders, decrease the exercise price for any outstanding option after the date of grant.  In addition, an outstanding option may not, as of any date that the option has a per share exercise price that is greater than the then current fair market value of a share of Common Stock, be surrendered to us as consideration for the grant of a new option with a lower exercise price, another Incentive, a cash payment, or shares of Common Stock, unless approved by our company’s stockholders.  Incentive stock options will be subject to certain additional requirements necessary in order to qualify as incentive stock options under Section 422 of the Code.  The maximum number of shares that may be issued upon exercise of options intended to qualify as incentive stock options under the Code is 5,000,000.

The option exercise price may be paid in cash; by check; in shares of Common Stock; through a “cashless” exercise arrangement with a broker approved by our Company; if approved by the Committee, through a net exercise procedure; or in any other manner authorized by the Committee.

Stock Appreciation Rights.  A stock appreciation right, or SAR, is a right to receive, without payment to the Company, a number of shares of Common Stock determined by dividing the product of the number of shares as to which the stock appreciation right is exercised and the amount of the appreciation in each share by the fair market value of a share on the date of exercise of the right.  The Committee will determine the base price used to measure share appreciation, whether the right may be paid in cash, and the number and term of stock appreciation rights, provided that the term of a SAR may not exceed ten years.  The Committee may accelerate the exercisability of any SAR at any time.  The Amended and Restated Plan restricts decreases in the base price and certain exchanges of SARs on terms similar to the restrictions described above for options.

Restricted Stock.  The Committee may grant shares of Common Stock subject to restrictions on sale, pledge, or other transfer by the recipient for a certain restricted period.  The restricted period must be a minimum of three years with the following exceptions:  shares vesting based on the attainment of performance goals, shares granted to Outside Directors, and shares issued in payment of amounts earned under our annual incentive plan.  If vesting of the shares is subject to the future attainment of specified performance goals, the restricted period for employees, consultants, or advisors must be at least one year.  However, an Amended and Restated Plan aggregate total of 1,000,000 shares of Common Stock may be issued in connection with full value awards without compliance with these minimum vesting periods.  All shares of restricted stock will be subject to such restrictions as the Committee may provide in an agreement with the participant, including provisions that may obligate the participant to forfeit the shares to us in the event of termination of employment or if specified performance goals or targets are not met.  Subject to restrictions provided in the participant’s incentive agreement and the Amended and Restated Plan, a participant receiving restricted stock shall have all of the rights of a stockholder as to such shares, including the right to receive dividends.

Restricted Stock Units.  A restricted stock unit, or RSU, represents the right to receive from the Company one share of Common Stock on a specific future vesting or payment date.  All RSUs will be subject to such restrictions as the Committee may provide in an agreement with the participant, including provisions which may obligate the participant to forfeit the units in the event of termination of employment or if specified performance goals or targets are not met.  Subject to the restrictions provided in the agreement and the Amended and Restated Plan, a participant receiving RSUs has no rights of a stockholder until shares of common stock are issued to the participant.  Restricted stock units may be granted with dividend equivalent rights.

Other Stock-Based Awards.  The Amended and Restated Plan also permits the Committee to grant to participants awards of shares of Common Stock and other awards that are denominated in, payable in, valued in whole or in part by reference to, or are otherwise based on the value of, or the appreciation in value of, shares of Common Stock (other stock-based awards).  The Committee has discretion to determine the times at which such awards are to be made, the size of such awards, the form of payment, and all other conditions of such awards, including any restrictions, deferral periods, or performance requirements.  Other stock-based awards are subject to the same minimum vesting requirements and exceptions described above for restricted stock and restricted stock units.  The maximum value of an other stock-based award that is valued in dollars (whether paid in Common Stock) scheduled to paid out in any single fiscal year is $5 million.

Performance Goals for Section 162(m) Awards.  Performance-based compensation does not count toward the $1 million limit on our Company’s federal income tax deduction for compensation paid to its most highly compensated executive officers.  Grants of restricted stock, restricted stock units, or other stock-based awards that we intend to qualify as performance-based compensation under Section 162(m) must be made subject to the achievement of pre-established performance goals.  The pre-established performance goals, as provided in the Amended and Restated Plan, will be based upon any or a combination of the following criteria relating to our Company or one or more of our divisions or subsidiaries: earnings per share; return on assets; an economic value-added measure; shareholder return; earnings or earnings before interest, taxes and amortization; stock price; total shareholder return; return on equity; return on total capital; return on assets or net assets; revenue; reduction of expenses; free cash flow; income or net income; income before tax; operating income or net operating income; gross profit; operating profit or net operating profit; operating margin or profit margin; return on operating revenue; return on invested capital; or market segment share.  For any performance period, the performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or industry benchmarks, or relative to levels attained in prior years.  Performance measurements may be adjusted as specified under the Amended and Restated Plan to exclude the effects of non-recurring transactions or changes in accounting standards.

Our Committee has authority to use different targets from time to time within the realm of the Amended and Restated Plan’s performance goals as listed above.  The regulations under Section 162(m) require that the material terms of the performance goals be reapproved by our stockholders every five years.  To qualify as performance-based compensation, grants of restricted stock, restricted stock units and other stock-based awards will be required to satisfy the other applicable requirements of Section 162(m).

Termination of Employment.  In the event that a participant ceases to be an employee of the Company or to provide services to the Company for any reason, including death, disability, early retirement, or normal retirement, any Incentives may be exercised, shall vest, or shall expire at such times as may be determined by the Committee and as provided in the applicable incentive agreement.

Change in Control.  Upon a change in control of our Company, as defined in the Amended and Restated Plan or in an incentive agreement, or immediately prior to the closing of a transaction that will result in a change in control if consummated, all outstanding Incentives granted pursuant to the Amended and Restated Plan shall automatically become fully vested and exercisable, all restrictions or limitations on any Incentives shall lapse, and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by the Company without the necessity of action by any person.

In addition, upon a change in control our Committee will have the authority to take a variety of actions regarding outstanding Incentives.  Within certain time periods and under certain conditions, our Committee may:

•	require that all outstanding Incentives be exercised by a certain date;

•
require the surrender to our Company of some or all outstanding Incentives in exchange for a stock or cash payment for each Incentive equal in value to the per share change of control value, calculated as described in the Amended and Restated Plan, over the exercise or base price;

•	make any equitable adjustment to outstanding Incentives as the Committee deems necessary to reflect our corporate changes; or

•
provide that an Incentive shall become an Incentive relating to the number and class of shares of stock or other securities or property (including cash) to which the participant would have been entitled in connection with the change of control transaction if the participant had been a stockholder.

Transferability of Incentives.  No Incentives granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a participant except: (a) by will; (b) by the laws of descent and distribution; (c) pursuant to a domestic relations order, as defined in the Code; or (d) as to options only, if permitted by the Committee and so provided in the relevant incentive agreement, to immediate family members or to a partnership, limited liability company or trust for which the sole owners, members or beneficiaries are the participant or immediate family members.

Tax Withholding. We may withhold from any payments or stock issuances under the Amended and Restated Plan, or collect as a condition of payment, any taxes required by law to be withheld.  The participant may, but is not required to, satisfy his or her withholding tax obligation by electing to deliver currently owned shares of Common Stock, or to have our Company withhold from the shares the participant would otherwise receive, shares, in either case having a value equal to the minimum amount required to be withheld.  This election must be made prior to the date on which the amount of tax to be withheld is determined, and for participants who are not subject to Section 16 of the Exchange Act, is subject to the committee’s right of disapproval.

Purchase of Incentives.  The Committee may approve the purchase by our Company of an unexercised or unvested Incentive from the holder by mutual agreement.

Federal Income Tax Consequences

The federal income tax consequences related to the issuance of the different types of Incentives that may be awarded under the Amended and Restated Plan are summarized below.  Participants who are granted Incentives under the Amended and Restated Plan should consult their own tax advisors to determine the tax consequences based on their particular circumstances.

Stock Options.  A participant who is granted a stock option normally will not realize any income, nor will our Company normally receive any deduction for federal income tax purposes, in the year the option is granted.

When a non-qualified stock option granted through the Amended and Restated Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares acquired and the aggregate fair market value of the shares acquired on the exercise date and, subject to the limitations of Section 162(m) of the Code, we will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

An employee generally will not recognize any income upon the exercise of any incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference, which may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Code.  The alternative minimum tax is imposed in addition to the federal individual income tax, and it is intended to ensure that individual taxpayers do not completely avoid federal income tax by using preference items.  An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the holding periods).  An employee disposing of such shares before the expiration of the holding periods will recognize ordinary income generally equal to the difference between the option price and the fair market value of the stock on the date of exercise.  The remaining gain, if any, will be capital gain. Our Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares received upon exercise before the expiration of the holding periods.

If the exercise price of a non-qualified option is paid by the surrender of previously owned shares, the basis and the holding period of the previously owned shares carry over to the same number of shares received in exchange for the previously owned shares.  The compensation income recognized on exercise of these options is added to the basis of the shares received.  If the exercised option is an incentive stock option and the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the holding periods, the optionee will recognize income on such exchange, and the basis of the shares received will be equal to the fair market value of the shares surrendered.  If the applicable holding period has been met on the date of exercise, there will be no income recognition and the basis and the holding period of the previously owned shares will carry over to the same number of shares received in exchange, and the remaining shares will begin a new holding period and have a zero basis.

Stock Appreciation Rights.  Generally, a participant who is granted a stock appreciation right under the Amended and Restated Plan will not recognize any taxable income at the time of the grant.  The participant will recognize ordinary income upon exercise equal to the amount of cash or the fair market value of the stock received on the day it is received.

In general, there are no federal income tax deductions allowed to our company upon the grant of stock appreciation rights.  Upon the exercise of the stock appreciation right, however, we will be entitled to a deduction equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under Section 162(m).

Restricted Stock.  Unless the participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and we will not be allowed a tax deduction, at the time the restricted stock award is granted.  When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares as of that date, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code.  If the participant files an election under Section 83(b) of the Code within 30 days of the date of grant of restricted stock, the participant will recognize ordinary income as of the date of the grant equal to the fair market value of the stock as of that date, and our company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m).  Any future appreciation in the stock will be taxable to the participant at capital gains rates.  If the stock is later forfeited, however, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.

Restricted Stock Units.  A participant will not be deemed to have received taxable income upon the grant of restricted stock units.  The participant will be deemed to have received taxable ordinary income at such time as shares are distributed with respect to the restricted stock units in an amount equal to the fair market value of the shares distributed to the participant.  Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income of the participant, subject to any applicable limitations under Section 162(m) of the Code.  The basis of the shares received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares.

Other Stock-Based Awards.  Generally, a participant who is granted an other stock-based award under the Amended and Restated Plan will recognize ordinary income at the time the cash or shares of common stock associated with the award are received.  If stock is received, the ordinary income will be equal to the excess of the fair market value of the stock received over any amount paid by the participant in exchange for the stock.

In the year that the participant recognizes ordinary taxable income in respect of such award, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize, provided that the deduction is not otherwise disallowed under Section 162(m).

Section 409A.  If any Incentive constitutes non-qualified deferred compensation under Section 409A of the Code, it will be necessary that the Incentive be structured to comply with Section 409A of the Code to avoid the imposition of additional tax, penalties, and interest on the participant.

Tax Consequences of a Change of Control.  If, upon a change of control of our company, the exercisability, vesting or payout of an Incentive is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated Incentives over the purchase price of such shares, if any, may be characterized as “parachute payments” (within the meaning of Section 280G of the Code) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the “base amount” for such employee.  The base amount generally is the average of the annual compensation of the employee for the five years preceding such change in ownership or control.  An “excess parachute payment,” with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person’s base amount.  If the amounts received by an employee upon a change of control are characterized as parachute payments, the employee will be subject to a 20% excise tax on the excess parachute payment and we will be denied any deduction with respect to such excess parachute payment.

The foregoing discussion summarizes the federal income tax consequences of Incentives that may be granted under the Amended and Restated Plan based on current provisions of the Code, which are subject to change.  This summary does not cover any foreign, state or local tax consequences.

Vote Required

Approval of the Amended and Restated Plan requires the affirmative vote of the holders of at least a majority of the voting power present or represented by proxy at the 2011 Annual Meeting.

The Board unanimously recommends that stockholders vote FOR the approval of the
Amended and Restated Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan.

AUDIT COMMITTEE REPORT

The Audit Committee reviews our Company’s financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the preparation of our consolidated financial statements and our filings, including the design and implementation of our Company’s internal controls.  Our Audit Committee oversees the integrity of our financial statements, reports, and other financial information, our compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence, and performance.  Our Audit Committee operates under a written charter, which is available as described under “Corporate Governance – Availability of Corporate Governance Documents.”

In this context, the Audit Committee has met and held discussions with management regarding the assessment of our Company’s internal controls over financial reporting.  The Audit Committee has also met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of our Company’s results.  The Audit Committee has discussed significant accounting policies applied by the Company in its consolidated financial statements, as well as alternative treatments.  Management represented to the Audit Committee that our Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 114.

In addition, the Audit Committee reviewed and discussed with the independent registered public accounting firm the auditor’s independence from the Company and its management.  As part of that review, the Audit Committee received the written disclosures and letter required by Public Company Accounting Oversight Board, or PCAOB, Rule 3526 (Communication with Audit Committees Concerning Independence) and by all relevant professional and regulatory standards relating to the independent registered public accounting firm’s independence from the Company.  The Audit Committee also has considered whether the independent registered public accounting firm’s provision of non-audit services to our Company is compatible with the auditor’s independence.  The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.

The Audit Committee reviewed and discussed Company policies with respect to risk assessment and risk management.  The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their respective audits.

The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, and the overall quality of the Company’s financial reporting.  In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the Securities and Exchange Commission.

By the Audit Committee:

Jan H. Loeb, Chair

Anthem H. Blanchard

PROPOSAL TO RATIFY THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL 3)

Our Audit Committee has appointed Cherry, Bekaert & Holland, L.L.P. to audit our consolidated financial statements for the fiscal year ending December 31, 2011, and recommends that the stockholders vote in favor of the ratification of such appointment.  In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.  We anticipate that representatives of Cherry, Bekaert & Holland, L.L.P. will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The Board unanimously recommends that stockholders vote FOR the proposal to ratify the retention of
Cherry, Bekaert & Holland, L.L.P. as our independent registered public accounting firm for the fiscal year ended December 31, 2011.

The following table shows the fees paid or accrued by our Company for the audit and other services provided by Cherry, Bekaert & Holland, L.L.P. for fiscal years 2010 and 2009.  These fees do not include audit fees paid or accrued by Pernix prior to the March 9, 2010 reverse merger.

	2010	2009
Audit Fees(1)	$221,907	$74,700
Audit-Related Fees(2)	103,674	3,000
Tax Fees(3)	44,250	1,560
All Other Fees	—	—
Total	$382,808	$79,260
———————
(1)
“Audit Fees” represent fees for professional services rendered by Cherry, Bekaert & Holland, L.L.P for fiscal years 2010 and 2009 for the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K for those respective fiscal years, the review of financial statements included in our Quarterly Reports on Form 10-Q for those respective years and any services normally provided by these firms in connection with statutory and regulatory filings or engagements.

(2)
“Audit-Related Fees” represent fees for assurance and related services by Cherry, Bekaert & Holland, L.L.P. for fiscal years 2010 and 2009 that are reasonably related to the performance of the audit or review of our consolidated financial statements for those respective fiscal years and are not reported under “Audit Fees.”  These fees consisted primarily of accounting consultations relating to the preparation and filing of our definitive proxy statement for the Merger.

(3)	“Tax Fees” represent fees for professional services rendered by Cherry, Bekaert & Holland, L.L.P. for fiscal years 2010 and 2009 for tax compliance, tax advice and tax planning.

Our Audit Committee is required to pre-approve the audit and non-audit services performed for us by our independent registered public accounting firm in order to assure that the provision of such services does not impair the independence of our independent registered public accounting firm.  Prior to the beginning of our fiscal year, our Audit Committee typically pre-approves certain general audit and non-audit services up to specified cost levels.  Any audit or non-audit services that are not generally pre-approved in this manner require specific pre-approval by our Audit Committee.  While our Audit Committee may delegate pre-approval authority to one or more of its members, the member or members to whom such authority is delegated must report any pre-approval decisions to our Audit Committee at its next scheduled meeting.  Our Audit Committee does not delegate its responsibilities to pre-approve services performed by our independent registered public accounting firm to management.

All of the services described in “Audit-Related Fees,” “Tax Fees” and “All Other Fees” in the table above were approved by the Audit Committee as required by the SEC (in Rule 2-01 of Regulation S-X, paragraph c(7)(i)(C)).

SECTION 16(a)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file initial reports of ownership and changes in ownership with the SEC.  Directors and officers and stockholders owning more than ten percent of our common stock are required by the SEC to furnish us with copies of all reports filed pursuant to Section 16(a).

Based on our review of Section 16(a) reports filed by or on behalf of our directors, officers, and stockholders owning greater than ten percent of our common stock, or written representations that no filings were required, we believe that all such required reports were filed on a timely basis during fiscal year 2010.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Related Person Policy

The Board of Directors has adopted a written Related Person Transaction Approval Policy (referred to as the “Related Person Policy”) that is administered by the Audit Committee of the Board of Directors.  The Related Person Policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a “related person” as defined by the SEC (Item 404 of Regulation S-K) has a direct or indirect material interest.

Under the Related Person Policy, the facts and circumstances of the proposed transaction will be provided to senior management, which will determine whether the proposed transaction is a related person transaction that requires further review.  Transactions that fall within the definition will be submitted to the Audit Committee for approval, ratification or other action at the next Audit Committee meeting or, in those instances in which senior management determines that it is not practicable or desirable to wait until the next Audit Committee meeting, to the Chairman of the Audit Committee.  The Audit Committee or the Chairman, as applicable, may approve, based on good faith consideration of all the relevant facts and circumstances, only those related person transactions that are in, or not inconsistent with, the best interests of the Company and its stockholders.

In addition, senior management will review quarterly reports of amounts paid or payable to, or received or receivable from, any related person and determine if there are any related person transactions that were not previously approved or ratified under the Related Person Policy.  The Audit Committee will evaluate all options available, including, but not limited to, ratification, amendment, termination or rescission and, where appropriate, take disciplinary action.  The Audit Committee will request that senior management evaluate the Company’s controls to ascertain the reason the transaction was not submitted to the Audit Committee for prior approval.

Certain Relationships and Transactions

Acquisition of Macoven Pharmaceuticals.  On September 8, 2010, Pernix purchased 100% of the outstanding membership interests of Macoven Pharmaceuticals, L.L.C. for an aggregate purchase price of $2,200,000 (which includes inventory of approximately $1,200,000).  Upon the effectiveness of the acquisition, Macoven became a wholly-owned subsidiary of Pernix.  The acquisition of Macoven was unanimously approved by a special committee comprised solely of independent directors of Pernix.  Prior to the acquisition, Macoven was owned 59.4% by ZInterests (a limited liability company owned by Cooper Collins, Pernix’s Chief Executive Officer and President; James Smith, a director of Pernix; and two officers of Pernix), 19.8% by Mike Venters, an officer of Pernix, 19.8% by John McMahon, an officer of Macoven, and 1% by Robert Cline, Vice President of Supply Chain Management of Pernix.

Repurchase of 2,000,000 Shares of Pernix Common Stock for $1.80 Per Share.  On September 10, 2010, Pernix entered into an agreement to purchase 2,000,000 shares of its common stock from David Waguespack, an employee of Pernix, at $1.80 per share.  The aggregate purchase price of $3,600,000 will be paid in equal quarterly payments of $300,000 over the next three years.  The repurchase was made pursuant to Pernix’s previously disclosed $5 million stock repurchase program and was approved by Pernix’s Audit Committee.

OTHER MATTERS

We know of no other matters to be submitted at the meeting.  If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Dated:  April 29, 2011

Appendix
AMENDED AND RESTATED PERNIX THERAPEUTICS HOLDINGS, INC.
2009 STOCK INCENTIVE PLAN

1. Purpose.  The purpose of the Amended and Restated Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan (the “Plan”) is to increase stockholder value and to advance the interests of Pernix Therapeutics Holdings, Inc. (“Pernix”) and its subsidiaries (collectively with Pernix, the “Company”) by furnishing stock-based economic incentives (the “Incentives”) designed to attract, retain, reward and motivate key employees, officers and directors of the Company and consultants and advisors to the Company and to strengthen the mutuality of interests between service providers and Pernix’s stockholders.  Incentives consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value per share, of Pernix (the “Common Stock”) or cash valued in relation to common stock, on terms determined under the Plan.  As used in the Plan, the term “subsidiary” means any corporation, limited liability company or other entity, of which Pernix owns (directly or indirectly) within the meaning of section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), 50% or more of the total combined voting power of all classes of stock, membership interests, or other equity interests issued thereby.

2. Administration.

2.1. Composition.  The Plan shall generally be administered by the Compensation Committee or a sub-committee thereof (the “Committee”) of the Board of Directors of Pernix (the “Board”).  The Committee shall consist of not fewer than two members of the Board, each of whom shall (a) qualify as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934 (the “1934 Act”) or any successor rule and (b) qualify as an “outside director” under Section 162(m) of the Code (“Section 162(m)”).

2.2. Authority.  The Committee shall have plenary authority to award Incentives under the Plan and to enter into agreements with or provide notices to participants as to the terms of the Incentives (the “Incentive Agreements”).  The Committee shall have the general authority to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for the proper administration of the Plan.  Committee decisions in matters relating to the Plan shall be final and conclusive on the Company and participants.  The Committee may delegate its authority hereunder to the extent provided in Section 3 hereof.

3. Eligible Participants.  Key employees, officers and directors of the Company and persons providing services as consultants or advisors to the Company shall become eligible to receive Incentives under the Plan when designated by the Committee.  With respect to participants not subject to Section 16 of the 1934 Act or Section 162(m) of the Code, the Committee may delegate to appropriate officers of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants and to set and modify the terms of such Incentives; provided, however, that the resolution so authorizing any such officer shall specify the total number of Incentives such officer may so award and such actions shall be treated for all purposes as if taken by the Committee, and provided further that the per share exercise price of any options granted by an officer, rather than by the Committee, shall be equal to the Fair Market Value (as defined in Section 12.11) of a share of Common Stock on the later of the date of grant or the date the participant’s employment with or service to the Company commences.

4. Types of Incentives.  Incentives may be granted under the Plan to eligible participants in the forms of (a) incentive stock options; (b) non-qualified stock options; (c) restricted stock, (d) restricted stock units (“RSUs”); (e) stock appreciation rights (“SARs”) and (f) Other Stock-Based Awards (as defined in Section 10).

5. Shares Subject to the Plan.

5.1. Number of Shares.  Subject to adjustment as provided in Section 12.5, the maximum number of shares of Common Stock that may be delivered to participants and their permitted transferees under the Plan shall be 5,000,000 shares.

5.2. Share Counting.  To the extent any shares of Common Stock covered by a stock option or SAR are not delivered to a participant or permitted transferee because the Incentive is forfeited or canceled, or shares of Common Stock are not delivered because an Incentive is paid or settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under this Plan.  In the event that shares of Common Stock are issued as an Incentive and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired Shares may again be issued under the Plan.  With respect to SARs, if the SAR is payable in shares of Common Stock, all shares to which the SARs relate are counted against the Plan limits, rather than the net number of shares delivered upon exercise of the SAR.

5.3. Limitations on Awards.  Subject to adjustment as provided in Section 12.5, the following additional limitations are imposed under the Plan:

(a) The maximum number of shares of Common Stock that may be issued upon exercise of stock options intended to qualify as incentive stock options under Section 422 of the Code shall be 5,000,000 shares.

(b) The maximum number of shares of Common Stock that may be covered by Incentives granted under the Plan to any one individual during any one fiscal-year period shall be 1,100,000.

(c) The aggregate maximum number of shares of Common Stock that may be granted as restricted stock, restricted stock units, and Other Stock-Based Awards shall be 3,000,000.

(d) Restricted stock, restricted stock units and Other Stock-Based Awards with respect to an aggregate of 1,000,000 shares of Common Stock may be granted to officers, employees, consultants, or advisors without compliance with the minimum vesting periods or exceptions provided in Sections 7.2, 8.2 and 10.2.

(e) The maximum value of an Other Stock-based Award that is valued in dollars (whether paid in Common Stock) scheduled to paid out to any one participant in any fiscal year shall be $5,000,000.

5.4. Type of Common Stock.  Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

6. Stock Options.  A stock option is a right to purchase shares of Common Stock from Pernix.  Stock options granted under the Plan may be incentive stock options (as such term is defined in Section 422 of the Code) or non-qualified stock options.  Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option.  Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1. Price.  The exercise price per share shall be determined by the Committee, subject to adjustment under Section 12.5; provided that in no event shall the exercise price be less than the Fair Market Value (as defined in Section 12.11) of a share of Common Stock on the date of grant, except in the case of a stock option granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines.

6.2. Number.  The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to Section 5 and subject to adjustment as provided in Section 12.5.

6.3. Duration and Time for Exercise.  The term of each stock option shall be determined by the Committee, but shall not exceed a maximum term of ten years.  Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee.  Notwithstanding the foregoing, the Committee may accelerate the exercisability of any stock option at any time, in addition to the automatic acceleration of stock options under Section 12.10.

6.4. Repurchase.  Upon approval of the Committee, the Company may repurchase a previously granted stock option from a participant by mutual agreement before such option has been exercised by payment to the participant of the amount per share by which:  (a) the Fair Market Value (as defined in Section 12.11) of the Common Stock subject to the option on the business day immediately preceding the date of purchase exceeds (b) the exercise price, or by payment of such other mutually agreed upon amount; provided, however, that no such repurchase shall be permitted if prohibited by Section 6.6.

6.5. Manner of Exercise.  A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased.  The exercise notice shall be accompanied by the full purchase price for such shares.  The option price shall be payable in United States dollars and may be paid (a) in cash; (b) by check; (c) by delivery of or attestation of ownership of shares of Common Stock, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such option is exercised; (d) by delivery of irrevocable written instructions to a broker approved by the Company (with a copy to the Company) to immediately sell a portion of the shares, issuable under the option and to deliver promptly to the Company the amount of sale proceeds (or loan proceeds if the broker lends funds to the participant for delivery to the Company) to pay the exercise price; or (e) if approved by the Committee, through a net exercise procedure whereby the optionee surrenders the option in exchange for that number of shares of Common Stock with an aggregate Fair Market Value equal to the difference between the aggregate exercise price of the options being surrendered and the aggregate Fair Market Value of the shares of Common Stock subject to the option, (f) in such other manner as may be authorized from time to time by the Committee.

6.6. Repricing.  Except for adjustments pursuant to Section 12.5 or actions permitted to be taken by the Committee under Section 12.10(c) in the event of a Change of Control, unless approved by the stockholders of the Company, (a) the exercise or base price for any outstanding option or SAR granted under this Plan may not be decreased after the date of grant and (b) an outstanding option or SAR that has been granted under this Plan may not, as of any date that such option or SAR has a per share exercise price that is greater than the then current Fair Market Value of a share of Common Stock, be surrendered to the Company as consideration for the grant of a new option or SAR with a lower exercise price, shares of restricted stock, restricted stock units, an Other Stock-Based Award, a cash payment or Common Stock.

6.7. Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

(a) Any incentive stock option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as incentive stock options.

(b) All incentive stock options must be granted within ten years from the date on which this Plan is adopted by the Board of Directors.

(c) No incentive stock options shall be granted to any non-employee or to any employee who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

(d) The aggregate Fair Market Value (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of Pernix or any of its subsidiaries) shall not exceed $100,000.  To the extent that such limitation is exceeded, the excess options shall be treated as non-qualified stock options for federal income tax purposes.

7. Restricted Stock.

7.1. Grant of Restricted Stock.  The Committee may award shares of restricted stock to such eligible participants as the Committee determines pursuant to the terms of Section 3.  An award of restricted stock shall be subject to such restrictions on transfer and forfeitability provisions and such other terms and conditions, including the attainment of specified performance goals, as the Committee may determine, subject to the provisions of the Plan.  To the extent restricted stock is intended to qualify as “performance-based compensation” under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

7.2. The Restricted Period.  At the time an award of restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted and after which the shares of restricted stock shall be vested (the “Restricted Period”).  The Restricted Period shall be a minimum of three years with incremental vesting of portions of the award over the three-year period permitted, with the following exceptions:

(a) If the vesting of the shares of restricted stock is based upon the attainment of performance goals as described in Section 11, a minimum Restricted Period of one year is allowed.

(b) No minimum Restricted Period applies to grants to non-employee directors, to grants issued in payment of cash amounts earned under the Company’s annual incentive plan, or to grants under Section 5.3(c) hereof.

(c) Each award of restricted stock may have a different Restricted Period.  The expiration of the Restricted Period shall also occur: (1) as provided under Section 12.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement, and (2) as described in Section 12.10 in the event of a Change of Control of the Company.

7.3. Escrow.  The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant.  Any certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant.  Each such certificate shall bear a legend in substantially the following form:

7.4. The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Pernix Therapeutics Holdings, Inc. (the “Company”) 2009 Stock Incentive Plan (the “Plan”), and an agreement entered into between the registered owner and Company thereunder.  Copies of the Plan and the agreement are on file at the principal office of the Company.

(a) Alternatively, in the discretion of the Company, ownership of the shares of restricted stock and the appropriate restrictions shall be reflected in the records of the Company’s transfer agent and no physical certificates shall be issued prior to vesting.

7.5. Dividends on Restricted Stock.  Any and all cash and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

7.6. Forfeiture.  In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and any certificates cancelled.  The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 12.5 due to a recapitalization or other change in capitalization.

7.7. Expiration of Restricted Period.  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the restricted stock shall lapse and, unless otherwise instructed by the participant, a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions and legends, except any that may be imposed by law, to the participant or the participant’s estate, as the case may be.

7.8. Rights as a Stockholder.  Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during the Restricted Period, including without limitation, the right to vote any shares of Common Stock.

8. Restricted Stock Units.

8.1. Grant of Restricted Stock Units.  A restricted stock unit, or RSU, represents the right to receive from the Company on the respective scheduled vesting or payment date for such RSU, one share of Common Stock.  An award of restricted stock units may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan.  To the extent an award of restricted stock units is intended to qualify as performance-based compensation under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 and meet the additional requirements imposed by Section 162(m).

8.2. Vesting Period.  At the time an award of restricted stock units is made, the Committee shall establish a period of time during which the restricted stock units shall vest (the “Vesting Period”).  The Vesting Period shall be a minimum of three years with incremental vesting over the three-year period permitted, with the following exceptions:

(a) If the vesting of the shares of restricted stock units is based upon the attainment of performance goals as described in Section 11, a minimum Vesting Period of one year is allowed.

(b) No minimum Restricted Period applies to grants of restricted stock units to non-employee directors, to grants issued in payment of cash amounts earned under the Company’s annual incentive plan, or to grants under Section 5.3(c) hereof.

(c) Each award of restricted stock units may have a different Vesting Period.  The acceleration of the expiration of the Vesting Period shall also occur: (1) as provided under Section 12.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement, and (2) as described in Section 12.10 in the event of a Change of Control of the Company.

8.3. Dividend Equivalent Accounts.  Subject to the terms and conditions of this Plan and the applicable Incentive Agreement, as well as any procedures established by the Committee, the Committee may determine to pay dividend equivalent rights with respect to RSUs, in which case, unless determined by the Committee to be paid currently, the Company shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the share of Common Stock underlying each RSU.  The participant shall have rights to the amounts or other property credited to such account.

8.4. Rights as a Stockholder.  Subject to the restrictions imposed under the terms and conditions of this Plan and subject to any other restrictions that may be imposed in the Incentive Agreement, each participant receiving restricted stock units shall have no rights as a stockholder with respect to such restricted stock units until such time as shares of Common Stock are issued to the participant.

8.5. Compliance with Section 409A of the Code.  Restricted stock unit awards shall be designed and operated in such a manner that they are either exempt from the application or comply with the requirements of Section 409A of the Code.

9. Stock Appreciation Rights.

9.1. Grant of Stock Appreciation Rights.  A stock appreciation right, or SAR, is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the number or amount of which is determined pursuant to the formula set forth in Section 9.5.  Each SAR granted by the Committee under the Plan shall be subject to the terms and conditions provided herein.

9.2. Number.  Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 12.5.

9.3. Duration and Time for Exercise.  The term of each SAR shall be determined by the Committee, but shall not exceed a maximum term of ten years.  Each SAR shall become exercisable at such time or times during its term as shall be determined by the Committee.  Notwithstanding the foregoing, the Committee may accelerate the exercisability of any SAR at any time in its discretion in addition to the automatic acceleration of SARs under Section 12.10.

9.4. Exercise.  A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs that the holder wishes to exercise.  The date that the Company receives such written notice shall be referred to herein as the “Exercise Date.”  The Company shall, within 30 days of an Exercise Date, deliver to the exercising holder certificates for the shares of Common Stock to which the holder is entitled pursuant to Section 9.5 or cash or both, as provided in the Incentive Agreement.

9.5. Payment.  The number of shares of Common Stock which shall be issuable upon the exercise of a SAR payable in Common Stock shall be determined by dividing:

(a) the number of shares of Common Stock as to which the SAR is exercised, multiplied by the amount of the appreciation in each such share (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of a share of Common Stock subject to the SAR on the trading day prior to the Exercise Date exceeds the “Base Price,” which is an amount, not less than the Fair Market Value of a share of Common Stock on the date of grant, which shall be determined by the Committee at the time of grant, subject to adjustment under Section 12.5); by

(b) the Fair Market Value of a share of Common Stock on the Exercise Date.

(c) No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of a SAR shall be entitled to purchase the portion necessary to make a whole share at its Fair Market Value on the Exercise Date.

(d) If so provided in the Incentive Agreement, a SAR may be exercised for cash equal to the Fair Market Value of the shares of Common Stock that would be issuable under this Section 9.5, if the exercise had been for Common Stock.

10. Other Stock-Based Awards.

10.1. Grant of Other Stock-Based Awards.  Subject to the limitations described in Section 10.2 hereof, the Committee may grant to eligible participants “Other Stock-Based Awards,” which shall consist of awards (other than options, restricted stock, restricted stock units or SARs described in Sections 6 through 9 hereof) paid out in shares of Common Stock or the value of which is based in whole or in part on the value of shares of Common Stock.  Other Stock-Based Awards may be awards of shares of Common Stock, awards of phantom stock or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of, or appreciation in the value of, Common Stock (including, without limitation, securities convertible or exchangeable into or exercisable for shares of Common Stock), as deemed by the Committee consistent with the purposes of this Plan.  The Committee shall determine the terms and conditions of any Other Stock-Based Award (including which rights of a stockholder, if any, the recipient shall have with respect to Common Stock associated with any such award) and may provide that such award is payable in whole or in part in cash.  An Other Stock-Based Award may be subject to the attainment of such specified performance goals or targets as the Committee may determine, subject to the provisions of this Plan.  To the extent that an Other Stock-Based Award is intended to qualify as “performance-based compensation” under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

10.2. Limitations.  Except as permitted in Section 5.3(c) and except for grants to non-employee directors and grants of shares issued in payment of cash amounts earned under the Company’s annual incentive plan, Other Stock-Based Awards granted under this Section 10 shall be subject to a vesting period of at least three years, with incremental vesting of portions of the award over the three-year period permitted; provided, however, that if the vesting of the award is based upon the attainment of performance goals, a minimum vesting period of one year is allowed, with incremental vesting of portions of the award over the one-year period permitted.

10.3. Compliance with Section 409A of the Code.  Other Stock-Based Awards shall be designed and operated in such a manner that they are either exempt from the application or comply with the requirements of Section 409A of the Code.

11. Performance Goals for Section 162(m) Awards.  To the extent that shares of restricted stock, restricted stock units or Other Stock-Based Awards granted under the Plan are intended to qualify as “performance-based compensation” under Section 162(m), the vesting, grant, or payment of such awards shall be conditioned on the achievement of one or more performance goals and must satisfy the other requirements of Section 162(m).  The performance goals pursuant to which such awards shall vest, be granted, or be paid out shall be any or a combination of the following performance measures applied to the Company, Pernix, a division, or a subsidiary:  earnings per share; return on assets; an economic value-added measure; shareholder return; earnings or earnings before interest, taxes and amortization; stock price; total shareholder return; return on equity; return on total capital; return on assets or net assets; revenue; reduction of expenses; free cash flow; income or net income; income before tax; operating income or net operating income; gross profit; operating profit or net operating profit; operating margin or profit margin; return on operating revenue; return on invested capital; or market segment share.  For any performance period, such performance objectives may be measured on an absolute basis, relative to a group of peer companies selected by the Committee, relative to internal goals, or relative to levels attained in prior years.  The performance goals may be subject to such adjustments as are specified in advance by the Committee in accordance with Section 162(m).

12. General.

12.1. Duration.  No Incentives may be granted under the Plan after June 23, 2021, the tenth anniversary of the date the Plan was most recently approved by Pernix stockholders; provided, however, that subject to Section 12.9, the Plan shall remain in effect after such date with respect to Incentives granted prior to that date, until all such Incentives have either been satisfied by the issuance of shares of Common Stock or otherwise been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

12.2. Transferability.  No Incentives granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a participant except: (a) by will; (b) by the laws of descent and distribution; (c) pursuant to a domestic relations order, as defined in the Code; or (d) as to options only, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, (i) to Immediate Family Members, (ii) to a partnership in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners, (iii) to a limited liability company in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, or (iv) to a trust for the sole benefit of the participant and/or Immediate Family Members. “Immediate Family Members” shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses.  To the extent that an incentive stock option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a nonqualified stock option.  Any attempted assignment, transfer, pledge, hypothecation or other disposition of Incentives, or levy of attachment or similar process upon Incentives not specifically permitted herein, shall be null and void and without effect.

12.3. Effect of Termination of Employment or Death.  In the event that a participant ceases to be an employee of the Company or to provide services to the Company for any reason, including death, disability, early retirement or normal retirement, any Incentives may be exercised, shall vest or shall expire at such times as may be determined by the Committee and provided in the Incentive Agreement.

12.4. Additional Conditions.  Anything in this Plan to the contrary notwithstanding:  (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

12.5. Adjustment.  In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and any and all other limitations provided in the Plan limiting the number of shares of Common Stock that may be issued hereunder, shall be adjusted in proportion to the change in outstanding shares of Common Stock.  In the event of any such adjustments, the price of any option, the Base Price of any SAR and the performance objectives of any Incentive shall also be adjusted to provide participants with the same relative rights before and after such adjustment.  No substitution or adjustment shall require the Company to issue a fractional share under the Plan and the substitution or adjustment shall be limited by deleting any fractional share.

12.6. Withholding.

(a) The Company shall have the right to withhold from any payments made or stock issued under the Plan or to collect as a condition of payment, issuance or vesting, any taxes required by law to be withheld.  At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with an Incentive, the participant may, subject to Section 12.6(b) below, satisfy this obligation in whole or in part by electing (the “Election”) to deliver currently owned shares of Common Stock or to have the Company withhold shares of Common Stock, in each case having a value equal to the minimum statutory amount required to be withheld under federal, state and local law.  The value of the shares to be delivered or withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b) Each Election must be made prior to the Tax Date.  For participants who are not subject to Section 16 of the 1934 Act, the Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive.  If a participant makes an election under Section 83(b) of the Code with respect to shares of restricted stock, an Election to have shares withheld to satisfy withholding taxes is not permitted to be made.

12.7. No Continued Employment.  No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

12.8. Deferral Permitted.  Payment of an Incentive may be deferred at the option of the participant if permitted in the Incentive Agreement.  Any deferral arrangements shall comply with Section 409A of the Code.

12.9. Amendments to or Termination of the Plan.  The Board may amend or discontinue this Plan at any time; provided, however, that no such amendment may:

(a) materially revise the Plan without the approval of the stockholders.  A material revision of the Plan includes (i) except for adjustments permitted herein, a material increase to the maximum number of shares of Common Stock that may be issued through the Plan, (ii) a material increase to the benefits accruing to participants under the Plan, (iii) a material expansion of the classes of persons eligible to participate in the Plan, (iv) an expansion of the types of awards available for grant under the Plan, (v) a material extension of the term of the Plan and (vi) a material change that reduces the price at which shares of Common Stock may be offered through the Plan;

(b) amend Section 6.6 to permit repricing of options or SARs without the approval of stockholders; or

(c) materially impair, without the consent of the recipient, an Incentive previously granted, except that the Company retains all of its rights under Section 12.10.

12.10. Change of Control.

(a) Unless otherwise defined in an Incentive Agreement, “Change of Control” shall mean:

(i) the acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the 1934 Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 30% or more of the outstanding shares of Common Stock, or 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:

(1) any acquisition (other than a Business Combination which constitutes a Change of Control under Section 12.10(a)(iii) hereof) of Common Stock directly from the Company,

(2) any acquisition of Common Stock by the Company or its subsidiaries,

(3) any acquisition of Common Stock by (i) Cooper C. Collins, Jim E. Smith, Jr. or their Immediate Family Members, (ii) any entity controlled by Cooper C. Collins, James E. Smith, Jr. and/or their Immediate Family Members, and (iii) any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the 1934 Act) that includes Cooper C. Collins, James E. Smith, Jr. and/or any of their Immediate Family Members,

(4) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or

(5) any acquisition of Common Stock by any entity pursuant to a Business Combination that does not constitute a Change of Control under Section 12.10(a)(iii) hereof; or

(ii) individuals who, as of the date this Plan was adopted by the Board of Directors (the “Approval Date”), constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Approval Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

(iii) consummation of a reorganization, share exchange, merger, or consolidation (including any such transaction involving any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”); provided, however, that in no such case shall any such transaction constitute a Change of Control if immediately following such Business Combination,

(1) all or substantially all of the individuals and entities who were the beneficial owners of the outstanding Common Stock and the Company’s voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of Common Stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which, for purposes of this paragraph (1) and paragraphs (2) and (3), shall include a corporation which as a result of such transaction owns the Company or all or substantially all of its assets either directly or through one or more subsidiaries), and

(2) except to the extent that such ownership existed prior to the Business Combination, no Person (excluding any corporation resulting from such Business Combination and any employee benefit plan or related trust of the Company, the corporation resulting from such Business Combination, or any subsidiary of either corporation) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20% or more of the combined voting power of the then outstanding voting securities of such corporation, and

(3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(4) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

(b) Upon a Change of Control, or immediately prior to the closing of a transaction that will result in a Change of Control if consummated, all outstanding Incentives granted pursuant to the Plan shall automatically become fully vested and exercisable, all restrictions or limitations on any Incentives shall lapse and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by Pernix without the necessity of action by any person.

(c) No later than 30 days after the approval by the Board of a Change of Control of the types described in subsections (iii) or (iv) of Section 12.10(a) and no later than 30 days after a Change of Control of the type described in subsections (i) and (ii) of Section 12.10(a), the Committee (as the Committee was composed immediately prior to such Change of Control and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or Committee members), acting in its sole discretion without the consent or approval of any participant, may act to effect one or more of the alternatives listed below and such act by the Committee may not be revoked or rescinded by persons not members of the Committee immediately prior to the Change of Control:

(i) require that all outstanding options and stock appreciation rights be exercised on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised options shall terminate;

(ii) make such equitable adjustments to Incentives then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary);

(iii) provide for mandatory conversion of some or all of the outstanding options and stock appreciation rights held by some or all participants as of a date, before or after such Change of Control, specified by the Committee, in which event such options and stock appreciation rights shall be deemed automatically cancelled and the Company shall pay, or cause to be paid, to each such participant an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such option and stock appreciation right, as defined and calculated below, over the exercise price(s) of such options and stock appreciation rights or, in lieu of such cash payment, the issuance of Common Stock or securities of an acquiring entity having a Fair Market Value equal to such excess; or

(iv) provide that thereafter upon any exercise of an option or stock appreciation right the participant shall be entitled to purchase under such option or stock appreciation right, in lieu of the number of shares of Common Stock then covered by such option or stock appreciation right, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the participant would have been entitled pursuant to the terms of the agreement providing for the reorganization, merger, consolidation or asset sale, if, immediately prior to such Change of Control, the participant had been the holder of record of the number of shares of Common Stock then covered by such options and stock appreciation rights.

(d) For the purpose of paragraph (iii) of Section 12.10(c), the “Change of Control Value” shall equal the amount determined by whichever of the following items is applicable:

(i) the per share price to be paid to stockholders of Pernix in any such merger, consolidation or other reorganization;

(ii) the price per share offered to stockholders of Pernix in any tender offer or exchange offer whereby a Change of Control takes place;

(iii) in all other events, the Fair Market Value per share of Common Stock into which such options being converted are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of conversion of such options; or

(iv) in the event that the consideration offered to stockholders of Pernix in any transaction described in this Section 12.10 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.

12.11. Definition of Fair Market Value.  Whenever “Fair Market Value” of Common Stock shall be determined for purposes of this Plan, except as provided below in connection with a cashless exercise through a broker, it shall be determined as follows: (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the date as of which fair market value is to be determined, (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the date as of which fair market value is to be determined, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available and (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the date as of which fair market value is to be determined, as established by the Committee in good faith.  In the context of a cashless exercise through a broker, the “Fair Market Value” shall be the price at which the Common Stock subject to the stock option is actually sold in the market to pay the option exercise price.

PERNIX THERAPEUTICS HOLDINGS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2011 ANNUAL MEETING OF STOCKHOLDERS – June 23, 2011 at 11:00 a.m., local time
CONTROL ID:
PROXY ID:
PASSWORD:

The undersigned stockholder of PERNIX THERAPEUTICS HOLDINGS, INC., a Maryland corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated April 29, 2011, and hereby appoints Cooper Collins and Tracy Clifford, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2011 Annual Meeting of Stockholders of the Company, to be held on June 23, 2011 at 11:00 a.m., local time, at the Houston Airport Marriott at George Bush Intercontinental, 18700 John F. Kennedy Boulevard, Houston, Texas 77032, and at any adjournment or adjournments thereof, and to vote all shares of the Company’s Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.
A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by fax or internet, please DO NOT mail your proxy card.

ABC HOLDER 400 MY STREET CHICAGO, IL 60605
MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/PTX
PHONE:	Call toll free 1-866-752-8683

ANNUAL MEETING OF THE STOCKHOLDERS OF PERNIX THERAPEUTICS HOLDINGS, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Elect five directors for a term of one year		☐	☐
	Michael C. Pearce				☐
	Cooper C. Collins				☐	CONTROL ID:
	Anthem Blanchard				☐	PROXY ID:
	Jan H. Loeb				☐	PASSWORD:
	James E. Smith, Jr.				☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	Approve the Amended and Restated Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan		☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
	Ratify the selection of Cherry, Bekaert & Holland L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011		☐	☐	☐

Proposal 4
Transact such other business as may properly come before the meeting or any postponement or adjournment thereof
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of all directors; FOR the approval of the Amended and Restated Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan; and FOR the ratification of the appointment of Cherry, Bekaert & Holland, L.L.P., an independent registered public accounting firm, as the independent auditors of the Company for the fiscal year ending December 31, 2011; and as the Board of Directors may recommend on such other matters as may come before the meeting.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2011

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)